ACQUISITION OF CALLVERSO	12 Months Ended
Dec. 31, 2021
ACQUISITION OF CALLVERSO
ACQUISITION OF CALLVERSO

NOTE 3:-ACQUISITION OF CALLVERSO

On November 10, 2021 (the “Closing Date”), the Company entered into a share purchase agreement (the “Share Purchase Agreement”), pursuant to which the Company acquired 100% of the outstanding shares of Callverso. Immediately following the transaction, Callverso became a wholly-owned subsidiary of the Company.

The acquisition of Callverso was accounted for using the purchase method. The $3,000 purchase price for the acquisition was composed of the following amounts: (i) a $2,900 payment in cash payable on the Closing Date, of which $300 was deposited in escrow for a period of 12 months following the Closing Date; and (ii) $100 retained as security for any liabilities of Callverso as of the Closing. The foregoing amount was paid in January 2022.

As part of the Share Purchase Agreement, the Company also agreed to pay an earn-out amount, based on the sales of the Company’s products related to Callverso technology and subject to the employment of the former shareholders of Callverso. The maximum earn-out amount is $6,000 and is to be paid over three years as follows: (i) up to $2,000 is payable on January 31, 2023 ,based on sales in 2022; (ii) up to $2,000 is payable on January 31, 2024, based on sales in 2023; and (iii) up to $2,000 is payable on January 31, 2025, based on sales in 2024 (collectively, the “Earn-Out payments”).

In addition, the Company is required to pay an aggregate of $1,000 after 12 months and an additional aggregate of $1,000 after 24 months following the Closing Date to former shareholders of Callverso who remain employed by the Company and satisfy certain cumulative conditions for each of these two periods (collectively, the “Deferred Payments”).

The Earn-Out payments and the Deferred Payments will be recorded as payroll expenses since the payments are subject to continuing employment.

NOTE 3:-ACQUISITION OF CALLVERSO (Cont.)

The following table summarizes the preliminary estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

Current assets	$152
Technology	1,958
Customer relationships	201

Total identifiable assets acquired	2,311

Current liabilities	(152)
Deferred tax liability	(497)

Total identifiable liabilities assumed	(649)

Net identifiable assets acquired	1,662
Goodwill	1,338

Net assets acquired	$3,000

The Company allocated the acquired assets and liabilities assumed based on a preliminary purchase price allocation.

The fair values of the acquired technology and customer relationships were valued using the income approach. This method utilized a forecast of expected cash inflows, cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

The excess of the purchase price over the preliminary assessment of the net tangible and intangible assets acquired resulted in goodwill of $1,338. The goodwill is primarily attributable to expected synergies resulting from the acquisition. The acquired technology and customer relationships are being amortized on a straight-line basis over a period of 4 and 4.5 years, respectively.

On December 22, 2021, a merger agreement was entered into by the Company and Callverso in connection with an internal restructuring. The merger was made effective as of January 1, 2022.